UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2022

AXCELLA HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38901	26-3321056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (857) 320-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AXLA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 2, 2022, Axcella Health Inc. (the “Company” or “Axcella”) issued a press release announcing top-line data from its Phase 2a clinical trial of AXA1125 for the treatment of Long COVID entitled “Axcella Announces Results from Phase 2a Clinical Trial for Long COVID.” The Company also hosted a conference call to discuss the top-line data results on Tuesday, August 2, 2022 at 8:00 a.m. Eastern Time. Copies of the press release and presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On August 2, 2022, the Company reported topline results from the Phase 2a randomized, double-blind, placebo-controlled investigation to evaluate the efficacy and safety of AXA1125 in patients with fatigue related to Long COVID.

In the study, 41 subjects were enrolled and randomized to receive either 67.8 grams per day of AXA1125 (N=21) or a matched placebo (N=20) in two divided doses for 28 days, with a one-week safety follow-up period. All 41 subjects who started the study remained in the study to completion. Endpoints included phosphocreatine recovery time (PCrτ) following moderate exercise as assessed by 31P-magnetic resonance spectroscopy (MRS), which was included to assess mitochondrial function, and most importantly, clinically relevant endpoints including self-reported mental and physical fatigue as assessed by the Chalder Fatigue Questionnaire (CFQ-11), 6 minute walk test (6MWT) as well as serum lactate levels. The CFQ-11 is a validated patient reported outcome measure of fatigue that has been used in measuring patient impact in fatigue states such as chronic fatigue syndrome.

Subjects who received AXA1125 had improvements in measures of mental and physical fatigue that were both highly statistically significant and clinically relevant compared to those who received placebo. Mean changes in total, physical and mental scores in the CFQ-11 versus placebo were -4.30 (p=0.0039), -2.94 (p=0.0097) and -1.32 (p=0.0097), respectively. Clinically meaningful shifts in the severity of physical and mental fatigue were also noted in subjects who received AXA1125 compared to those who received placebo. There was a statistically significant correlation of improvement in fatigue score and greater distance achieved in the 6MWT (p=0.0027), an objective measure of physical ability, only observed in subjects who received AXA1125 when compared to those receiving placebo.

Baseline PCrτ among all subjects was significantly higher and had a higher degree of inter-subject variability (92.46 S + 35.3 S) than previously reported in the literature. These findings support the hypothesis that there is significant mitochondrial dysfunction in these patients but limits the utility of this parameter in a clinical trial. The trial did not meet its exploratory primary endpoint of showing a change from baseline to week four in the PCrτ recovery rate following moderate exercise between subjects receiving AXA1125 and placebo. There was a notable trend toward significant improvement in serum lactate levels after a 6MWT in AXA1125 subjects (p=0.0730). AXA1125 was safe and well tolerated with no significant emergent adverse events or serious adverse events reported by study subjects.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding interest that may ensue in the Company’s product candidates or securities following announcement of the Company’s recent clinical trial results and the timing of the Company’s clinical trial data readouts and next steps for its clinical programs, including a potential registration trial of AXA1125 for the treatment of Long COVID. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Form 8-K, including, without limitation, those related to the belief that mitochondrial dysfunction is a key driver of Long COVID induced fatigue, potential impact of COVID-19 on the Company’s ability to conduct and complete its ongoing or planned clinical studies and clinical trials in a timely manner or at all due to patient or principal investigator recruitment or availability challenges, clinical trial site shutdowns or other interruptions and potential limitations on the quality, completeness and interpretability of data the Company is able to collect in its clinical trials of AXA1125, other potential impacts of COVID-19 on the Company’s business and financial results, including with respect to its ability to raise additional capital and operational disruptions or delays, changes in law, regulations, or interpretations and enforcement of regulatory guidance, whether data readouts support the Company’s clinical trial plans and timing, clinical trial design and target indications for AXA1125, the clinical development and safety profile of AXA1125 and its therapeutic potential, whether and when, if at all, the Company’s product candidates will receive approval from the FDA or other comparable regulatory authorities, potential competition from other biopharma companies in the Company’s target indications, and other risks identified in the company’s SEC filings, including Axcella’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Axcella disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this Form 8-K represent the company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 2, 2022 entitled “Axcella Announces Results from Phase 2a Clinical Trial for Long COVID”
99.2	Presentation of Axcella Health, Inc., doing business as “Axcella Therapeutics,” dated August 2, 2022
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCELLA HEALTH INC.

Date: August 2, 2022	By:	/s/ William R. Hinshaw, Jr.
William R. Hinshaw, Jr.
Chief Executive Officer, President and Director